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                                                                    Exhibit 23.1
                                                                    ------------

                     CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-8 of our report dated April 26, 1999 appearing on page F-2 of Scient Corporation's Registration Statement on Form S-1 (Registration No. 333-74731). We also consent to the references to us under the heading "Experts" in such Prospectus.

PricewaterhouseCoopers LLP

/s/  PricewaterhouseCoopers LLP
     --------------------------

San Jose, California
May 12, 1999